=================================================================
Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series
1995-1
P & S Agreement Date:              May 1, 1995
Original Settlement Date:           May 25, 1995
Series Number of Class A-1 Certificates:     441919AE7
Series Number of Class A-2 Certificates:     441919AF4
Original Sale Balance:             $474,825,000
=================================================================

Servicer Certificate (Page 1 of 3)

Distribution Date:
                                  06/20/96

Investor Certificateholder Floating Allocation Percentage
                                     97.53%
Investor Certificateholder Fixed Allocation Percentage
                                     97.90%

Aggregate Amount of  Collections
                             18,832,176.30
Aggregate Amount of  Interest Collections
                              4,429,530.77
Aggregate Amount of  Principal Collections
                             14,402,645.53

Class A Interest Collections
                              4,319,944.18
Class A Principal Collections
                             13,170,638.50
Seller Interest Collections
                                109,586.59
Seller Principal Collections
                              1,232,007.03

Weighted Average Loan Rate
                                     14.09%
Net Loan Rate
                                     13.09%

Class A-1 Certificate Rate
                                      5.65%
Maximum Investor Certificate Rate
                                     13.09%
Class A-1 Certificate Interest Distributed
                              1,762,788.01
Class A-1 Investor Certificate Interest Shortfall before Policy
Draw                                     0.00
Unpaid Class A-1 Certificate Interest Shortfall Received
                                      0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining
                                      0.00
Unpaid Class A-1 Carryover Interest Amount
                                      0.00

Class A-2 Certificate Rate
                                      5.65%
Maximum Investor Certificate Rate
                                     13.09%
Class A-2 Certificate Interest Distributed
                                 77,572.83
Class A-2 Investor Certificate Interest Shortfall before Policy
Draw                                     0.00
Unpaid Class A-2 Certificate Interest Shortfall Received
                                      0.00
Unpaid Class A-2 Certificate Interest Shortfall Remaining
                                      0.00
Unpaid Class A-2 Carryover Interest Amount
                                      0.00

Maximum Principal Dist. Amount (MPDA)
                             14,100,838.09
Alternative Principal Dist. Amount (APDA)
                             13,170,638.50
Rapid Amortization Period? (Y=1, N=0)
                                      0.00
Scheduled Principal  Distribution Amount (SPDA)
                             13,170,638.50

Principal  allocable to Class A-1
                             12,615,878.04
Principal allocable to Class A-2
                                554,760.46
SPDA deposited to Funding Account
                                      0.00

Accelerated Principal Distribution Amount
                                      0.00

APDA allocable to Class A-1
                                      0.00
APDA allocable to Class A-2
                                      0.00

Reimbursement to Credit Enhancer
                                      0.00

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss Amount
                                153,448.43
Reduction in Certificate Principal Balance
    due to Current Class A-2 Liquidation Loss Amount
                                  6,747.62
Cumulative Investor Liquidation Loss Amount
                                160,196.05

Total Principal allocable to A-1
                             12,769,326.47
Total Principal allocable to A-2
                                561,508.08

Beginning Class A-1 Certificate Principal Balance
                            362,590,937.06
Beginning Class A-2 Certificate Principal Balance
                             15,944,173.58
Ending Class A-1 Certificate Principal Balance
                            349,821,610.59
Ending Class A-2 Certificate Principal Balance
                             15,382,665.50

Class A-1 Factor
                                 0.7691345
Class A-2 Factor
                                 0.7691333
Pool Factor (PF)
                                 0.7786836

Servicer Certificate (Page 2 of  3)

Distribution Date:
                                  06/20/96

Retransfer Deposit Amount
                                      0.00
Servicing Fees Distributed
                                317,464.75
Beg. Accrued and Unpaid Inv. Servicing Fees
                                      0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd
                                      0.00
End. Accrued and Unpaid Inv. Servicing Fees
                                      0.00

Aggregate Investor Liquidation Loss Amount
                                160,196.05
Investor Loss Reduction Amount
                                      0.00

Beginning Pool Balance
                            390,621,706.49
Ending Pool Balance
                            377,285,696.00
Beginning Invested Amount
                            380,957,697.64
Ending Invested Amount
                            367,626,863.09
Beginning Seller Principal Balance
                              9,664,008.85
Ending Seller Principal Balance
                              9,658,832.91
Additional Balances
                              1,232,007.03

Beginning Funding Account Balance
                                      0.00
Ending Funding Account Balance
                                      0.00
Ending Funding Account Balance % (before any purchase of Subsequent
Loans)                               0.00%
Principal Balance of Subsequent Loans
                                      0.00

Beginning Reserve Account Balance
                              1,211,294.00
Ending Reserve Account Balance
                              1,211,294.00

Beginning Seller Interest
                                    2.2583%
Ending Seller's Interest
                                    2.5601%

Delinquency & REO Status
   Delinquent 30-59 days
     No. of Accounts
                                       614
     Trust Balance
                             20,372,905.19
   Delinquent 60-89 days
     No. of Accounts
                                       122
     Trust Balance
                              3,772,964.71
   Delinquent 90+ days
     No. of Accounts
                                       254
     Trust Balance
                              8,632,284.37
   REO
     No. of Accounts
                                        11
     Trust Balance
                                452,127.16

Rapid Amortization Event ?
                   No
   Failure to make payment within 5 Business Days of Required Date
?                  No
   Failure to perform covenant relating to Trust's Security
Interest ?                No
   Failure to perform other covenants as described in the Agreement
?                 No
   Breach of Representation or Warranty ?
                   No
   Bankruptcy, Insolvency or Receivership relating to Seller ?
                   No
   Subject to Investment Company Act of 1940 Regulation ?
                   No
   Servicing Termination ?
                   No


Servicer Certificate (Page 3 of  3)

Distribution Date:
                                  05/20/96

Event of Default ?
                   No
   Failure by Servicer to make payment within 5 Bus. Days of
Required Date ?          No
   Failure by Servicer to perform covenant relating to Trust's
Security Interest ?    No
   Failure by Servicer to perform other covenants as described in
the Agreement?      No
   Bankruptcy, Insolvency or Receivership relating to Master
Servicer ?               No
   Trigger Event ?
                   No

Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)
                  N/A
Premium Distributed to Credit Enhancer
                                      0.00
Amount Distributed to Seller
                              1,341,593.62
Master Servicer Credit Facility Amount
                                      0.00
Guaranteed Principal Distribution Amount
                                      0.00
Credit Enhancement Draw Amount
                                      0.00

Application of Available Funds
     Aggregate Amount of Collections
                             18,832,176.30
    Deposit for principal not used to purchase subsequent loans


     Servicing Fee
                                317,464.75
     Prinicpal and Interest to Class A-1
                             14,532,114.48
     Prinicpal and Interest to Class A-2
                                639,080.91
     Seller's portion of Principal and Interest
                              1,341,593.62
     Funds deposited into Funding Account (Net)
                                      0.00
     Funds deposited into Spread  Account
                                      0.00
     Excess funds released to Seller
                              2,001,922.54
     Total
                             18,832,176.30


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

Attached as Exhibit A hereto is a list of all Mortgage Loans with respect to which the Trust Balances have been paid in full and all amounts received in connections with the payment of such Trust Balances which are required to be deposited in the Certificate Account or credited to the Mortgage Loan Payment Record pursuant to Section 3.02 of the Agreement have been so deposited.




A Servicing Officer

=================================================================
Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series
1995-1
P & S Agreement Date:              May 1, 1995
Original Settlement Date:           May 25, 1995
Series Number of Class A-1 Certificates:     441919AE7
Series Number of Class A-2 Certificates:     441919AF4
Original Sale Balance:             $474,825,000
=================================================================

Statement to Certificateholders (Page 1 of 2)

Distribution Date:
                                  06/20/96

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating Allocation Percentage
                                   97.5260%
Class A Certificateholder Fixed Allocation Percentage
                                   97.9045%

Beginning Class A-1 Certificate Balance
                            362,590,937.06
Beginning Class A-2 Certificate Balance
                             15,944,173.58

Class A-1 Certificate Rate
                                   5.64578%
Class A-2 Certificate Rate
                                   5.65000%
Class A-1 Certificate Interest Distributed
                                  3.875750
Class A-2 Certificate Interest Distributed
                                  3.878642
Class A-1 Certificate Interest Shortfall Distributed
                                  0.000000
Class A-2 Certificate Interest Shortfall Distributed
                                  0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall
                                  0.000000
Remaining Unpaid Class A-2 Certificate Interest Shortfall
                                  0.000000

Rapid Amortization Event ?
                   No
Class A-1 Certificate Principal Distributed
                                 28.075252
Class A-2 Certificate Principal Distributed
                                 28.075404
   Maximum Principal Distribution Amount
                                 29.696916
   Scheduled Principal  Distribution Amount (SPDA)
                                 27.737879
   Accelerated Principal Distribution Amount
                                  0.000000
   Aggregate Investor Liquidation Loss Amount Distributed
                                  0.337379

Total Amount Distributed to Certificateholders
                                 31.613751

Principal Collections deposited into Funding Account
                                      0.00
Ending Funding Account Balance
                                      0.00

Ending Class A-1 Certificate Balance
                            349,821,610.59
Ending Class A-2 Certificate Balance
                             15,382,665.50

Class A-1 Factor
                                 0.7691345
Class A-2 Factor
                                 0.7691333
Pool Factor (PF)
                                 0.7786836

Unreimbursed Liquidation Loss Amount
                                      0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount
                                      0.00
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount
                                      0.00

Class A Servicing Fee
                                317,464.75

Beginning Invested Amount
                            380,957,697.64
Ending Invested Amount
                            367,626,863.09
Beginning Pool Balance
                            390,621,706.49
Ending Pool Balance
                            377,285,696.00

Credit Enhancement Draw Amount
                                      0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:
                                  06/20/96

DELINQUENCY & REO STATUS

   Delinquent 30-59 days
     No. of Accounts
                                       614
     Trust Balance
                             20,372,905.19

   Delinquent 60-89 days
     No. of Accounts
                                       122
     Trust Balance
                              3,772,964.71

   Delinquent 90+ days
     No. of Accounts
                                       254
     Trust Balance
                              8,632,284.37

   REO
     No. of Accounts
                                        11
     Trust Balance
                                452,127.16

Aggregate Liquidation Loss Amount for Liquidated Loans
                                 57,487.39

Class A-1 Certificate Rate for Next Distribution Date
                   To be updated
Class A-2 Certificate Rate for Next Distribution Date
                   To be updated

Amount of any Draws on the Policy
                                      0.00

Subsequent Mortgage Loans
     No. of Accounts
                                      0.00
     Trust Balance
                                      0.00